UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	12/31
Date of reporting period:	12/31/07

ITEM 1.       REPORTS TO STOCKHOLDERS.

78th Annual Report 2007

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation invests to
produce future growth of both capital
and income, while providing reasonable
current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

February 27, 2008

To the Stockholders:

           Your annual report to stockholders of Tri-Continental Corporation follows this letter. The report contains a discussion with the Corporation’s Portfolio Manager, investment results, the portfolio of investments, and financial statements for the year ended December 31, 2007.

           For the year ended December 31, 2007, Tri-Continental posted a total return of -0.5%, based on net asset value, and 3.5%, based on market price. For the same period, the Corporation’s benchmark, the S&P 500 Index, delivered a total return of 5.5%. The Corporation’s peers, as measured by the Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average, returned 3.6% and 5.7%, respectively.

           Though the Corporation underperformed its benchmark and peer groups for the year ended December 31, 2007, our conviction in the positioning of the portfolio, as well as its holdings, remains steadfast. The Corporation’s investment process continues to stress long-term investing, and our goal remains to achieve above-average investment results over full market cycles.

           A distribution of $0.722 per share was paid on December 19, 2007 to Common Stockholders of record on December 10, 2007. Total distributions made in 2007 aggregated $2.444 per share. The 2008 first quarter distribution of $0.633 per share will be paid on March 26th to Common Stockholders of record on March 18, 2008.

           Stockholders who continue to take all or a portion of their distribution in cash should assess their income needs and consider receiving all or a portion of their distributions in additional shares of Tri-Continental. The distribution payment options available under the Distribution Policy are outlined on page 9 of this report. Stockholders may change their payment election at any time by contacting their financial advisor or by calling Stockholder Services as 800-TRI-1092.

           We are pleased to announce that, effective March 3, 2008, the Seligman Core Investment Team, headed by John B. Cunningham, and the Seligman Growth Team, headed by Erik J. Voss, have merged. We believe this change will provide a greater depth of analytical and fundamental research capabilities in managing the Corporation’s assets. In conjunction with this change, Erik Voss has been named Co-Portfolio Manager of the Corporation.

           We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

Tri-Continental Corporation

Interview With Your Portfolio Manager, John B. Cunningham

What were Tri-Continental’s investment results for the year ended December 31, 2007?

          For the year ended December 31, 2007, Tri-Continental Corporation posted a total return of -0.5%, based on net asset value, and 3.5% based on market price. During the same period, Tri-Continental’s benchmark, the S&P 500 Index, returned 5.5%.

What market conditions and economic factors materially impacted Tri-Continental’s investment results during the year?

          The year 2007 was marked by a series of advances and sharp retreats. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007, which we viewed as a healthy pullback. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Solid corporate profits further fueled equity advances.

          Subprime concerns came to light during the summer months and led to a tightening of the reins by credit lenders and a sell-off in the markets. Merger and acquisition activity, which had been robust in recent years, cooled significantly as market liquidity dried up and financing became increasingly difficult to secure. The Federal Reserve Board (the Fed) sought to ease concerns by reducing the discount rate (the interest rate charged to banks on loans they receive from the Federal Reserve Bank) in August and subsequently again in September. The Fed lowered the federal funds target rate (the interest rate banks charge one another on overnight loans) by half of a percentage point in September to 4.75%, and by a quarter of a percentage point in both October and December, ending the year at 4.25%. While investors showed signs of renewed interest following the Fed’s September rate cut, it would not prove to be long lasting. The subprime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

          Following the close of the reporting period, on January 22, 2008 the Fed cut the federal funds target rate by an additional three-quarters of a percentage point to 3.5%. This was the first such cut the Fed has made between scheduled meetings of the Federal Open Market Committee (“FOMC”) since September 17, 2001 (following the 9/11 terrorist attacks), and was the largest rate cut since 1984. The Fed reduced the federal funds target rate by another 50 basis points to 3.0% at its regular FOMC meeting on January 30, 2008.

What investment strategies and techniques materially affected Tri-Continental’s investment results during the year?

          Tri-Continental underperformed its benchmark for the year, due primarily to stock selection and, to a lesser degree, sector allocation. As investors became less risk tolerant in November and December, sectors that are generally considered to be defensive in nature — energy, consumer staples, and utilities — outperformed. Tri-Continental was underweight, relative to the benchmark in these areas,

Tri-Continental Corporation

Interview With Your Portfolio Manager (continued)

as we believed valuations, particularly for consumer staples and energy stocks, to be excessive. Sectors in which Tri-Continental was more heavily concentrated versus the benchmark, such as information technology, and to a modest degree, consumer discretionary, underperformed during this time. The best-performing sector of the benchmark for the year was energy. The worst-performing sector for the year, an area that performed abysmally throughout the year, was financials. Tri-Continental maintained an underweight in the financial sector for the entire year.

          The area that had the largest positive impact on Tri-Continental’s investment results for the year, relative to the benchmark, was the health care sector. Biotech firm Pharmion ended the year as the largest individual contributor to Tri-Continental’s performance. In August, news that Pharmion’s cancer treatment drug, Vidaza, demonstrated significant extended survivorship in a study of patients led the company’s stock higher. In November, Celgene agreed to acquire Pharmion at an attractive premium, further driving up the company’s stock price. Tri-Continental’s position in Pharmion was eliminated by the end of the reporting period.

          The area that detracted the most from Tri-Continental’s investment results for the year was the information technology sector. The sector was Tri-Continental’s largest weighting, and largest overweighting, versus the benchmark. Tri-Continental underperformed the benchmark by a considerable degree, particularly within communications equipment and semiconductors. Apple, however, within the computers and peripheral industry, delivered strong results for the portfolio, ending the year among Tri-Continental’s top contributors. Tri-Continental continues to hold a position in Apple.

          Surging oil prices continued to benefit top-ten holding Exxon Mobil, which also ended the year among Tri-Continental’s top contributors to investment results. Altria, also a top-ten holding, saw its stock price rise as it spun off Kraft Foods early in the year, and announced late in the year that it will separate its international tobacco and domestic tobacco businesses. This was met with enthusiasm, as the separation should enable investors to value the different businesses more appropriately. Both Exxon Mobil and Altria remain in Tri-Continental’s portfolio.

          Among the largest performance detractors during the year were OfficeMax, Rite Aid, NII Holdings, and Gemstar-TV Guide International. Office superstore OfficeMax saw its stock suffer as concerns about a weaker US economy and a slowdown in consumer and small business spending weighed heavily on the company’s stock. We continue to find OfficeMax attractive, from a valuation perspective, and continue to hold the stock in Tri-Continental’s portfolio. Rite Aid, which was among Tri-Continental’s top contributors as of June 30, saw its stock sell off sharply in the second half of 2007 following news that its recent acquisition of the Brooks Eckerd drug store chain was weaker than expected. Drug stores, in general, have experienced weaker sales in recent months as consumer spending has slowed in response to the weaker economy and lighter store foot traffic. We do believe that Rite Aid’s integration effort with Brooks Eckerd is on track and that there is still upside to the stock. As such, Tri-Continental continues to hold Rite Aid in its portfolio.

          NII Holdings is a Latin America-based wireless telecommunication service provider. While the sector has seen substantial growth, the company had weaker than expected new subscriptions,

Tri-Continental Corporation

Interview With Your Portfolio Manager (continued)

particularly within Mexico, which surprised investors and led to a sharp sell-off of the company’s stock. The company’s stock continued to sell-off further in November and December as investors became increasingly focused on risk. While NII Holdings remains in Tri-Continental’s portfolio, the position has been scaled back. Gemstar-TV Guide International, the media company responsible for the cable television channel guide service, put itself up for auction over the summer following receipt of an unsolicited offer to be purchased. After several potential offers, Gemstar agreed to be acquired — but by a weaker-than-expected purchaser. The deal disappointed many investors, and the stock subsequently sold off. The Corporation continued to hold Gemstar in its portfolio at year-end as our analysis gives us reason to believe that there still exists an attractive upside to the stock.

          While investment results for the year were disappointing, our conviction in the portfolio’s holdings and positioning remains strong, as does our commitment to our long-term investment strategy.

A Team Approach

          Tri-Continental Corporation is managed by the Seligman Core/Growth Investment Team, co-headed by John B. Cunningham (Portfolio Manager of the Corporation) and Erik J. Voss (Co-Portfolio Manager of the Corporation). Messrs. Cunningham and Voss are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Team members include Christopher Boova, Ido Cohen, Jennifer Haberkorn (trader), Chris Kagaoan, Dave Levy (trader), Edward Mehalick, Helen Ng, and Doug Peta.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 2007

		Average Annual

	Three Months*	One Year	Two Years	Three Years	Five Years	Ten Years

Market Price	(11.00)%	3.51%	12.42%	9.18%	12.98%	4.64%

Net Asset Value	(9.40)	(0.52)	8.06	6.23	11.33	3.74

Lipper Closed-End Core Funds Average**	(2.30)	3.58	10.19	7.78	12.65	4.99

Lipper Large-Cap Core Funds Average**	(3.07)	5.73	9.69	8.07	11.70	5.04

S&P 500 Index**	(3.33)	5.50	10.52	8.61	12.81	5.90

PRICE PER SHARE

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006

Market Price	$20.90	$24.25	$26.02	$22.70	$22.38

Net Asset Value	23.03	26.25	27.46	25.71	25.66

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For Periods Ended December 31, 2007

		Capital Gain (Loss)

Dividends Paid‡	Capital Gains Paid	Realized	Unrealized Gain†	Unrealized Loss†	SEC 30-Day YieldØ

$ 0.87	$ 1.57	$ 1.76	$ 1.38	$ (3.24)	4.66%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com[1]by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

See footnotes on page 6.

Tri-Continental Corporation

Investment Results Per Common Share (continued)

*	Returns for periods of less than one year are not annualized.
**

The Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average (the “Lipper Averages”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 Index excludes the effect of fees, taxes, and sales charges. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds. The Lipper Large-Cap Core Funds Average includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion at December 31, 2007). The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Corporation’s performance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Corporation. Lipper classifies the Corporation, based on its portfolio holdings, as a Closed-End Core Fund. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $2.50 per share.
†	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of December 31, 2007.
Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2007, has been computed in accordance with SEC regulations and will vary.
[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $23.03 at December 31, 2007 compared to $25.66 at the start of the year. Assuming the reinvestment of distributions in additional shares, the total return was -0.52%.

Common Stock distributions, paid quarterly, totaled $2.44 per share, compared to $0.28 in 2006. Tri-Continental has paid dividends to Common Stockholders, uninterrupted, for 63 years.

          The following table sets forth the amounts of distributions paid in 2007 from the following sources, as applicable: net investment income, net realized short- and long-term capital gains, and return of capital. All amounts are expressed per common share.

	Cumulative 2007 Distributions

	Amount	% Breakdown

Net Investment Income	$0.870	35.60%
Net Realized Short-Term Capital Gains	1.083	44.31
Net Realized Long-Term Capital Gains	0.491	20.09
Return of Capital	None	—

Total (per common share)	$2.444	100.00%

          The amounts and sources of distributions reported above are based upon the Corporation’s accounting records and are not being provided for tax reporting purposes. The Corporation will send you a Form 1099-DIV in January 2008 for the calendar year 2007 that will tell you how to report these distributions for federal income tax purposes.

Preferred Stock dividends, paid each quarter, completed 77 years of uninterrupted payments. In 2007, the total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $114.54 per Preferred share.

Stock Repurchase Program. For the year ended December 31, 2007, the Corporation repurchased 4,245,571 shares, representing 4.1% of outstanding shares at the beginning of the year. This compares to 4,984,873 shares repurchased in the year ended December 31, 2006, representing 4.6% of shares outstanding. The shares acquired during the current year were repurchased at discounts that ranged from 5.65% to 14.93%. As a consequence, the repurchase program increased the Corporation’s net asset value by approximately $0.09 per share, or 0.35%.

Tri-Continental Corporation

Highlights of the Year (continued)

	2007	2006

Assets at Year End:
Total assets	$2,471,980,381	$2,698,964,372
Amounts owed	60,914,462	4,118,004

Net Investment Assets	2,411,065,919	2,694,846,368
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$2,373,428,919	$2,657,209,368

Common shares outstanding	103,037,616	103,534,430
Net Assets Per Common Share	$23.03	$25.66

Capital Gains:
Net capital gains realized	$181,232,494	$294,943,675
Per Common share	$1.76	$2.85
Accumulated capital gains, end of year	$32,369,341	$12,790,815
Per Common share, end of year	$0.31	$0.12
Unrealized capital gains, end of year	$142,335,577	$146,339,068
Per Common share, end of year	$1.38	$1.41
Unrealized capital losses, end of year	$(333,895,723)	$(51,402,101)
Per Common share, end of year	$(3.24)	$(0.49)

Income:
Total investment income earned	$103,924,289	$54,300,233
Expenses	17,704,363	19,804,434
Preferred Stock dividends	1,881,850	1,881,850

Income for Common Stock.	$84,338,076	$32,613,949

Expenses to average net investment assets	0.65%	0.79%
Expenses to average net assets for Common Stock	0.66%	0.80%

Distributions Paid per Common Share	$2.44	$0.28

Tri-Continental Corporation

Stockholder Services

          Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Distribution Policy. Holders of Tri-Continental Common Stock will receive quarterly distributions equal to a minimum of 2.75% of the net asset value of Tri-Continental’s Common Stock on the last business day of the preceding calendar quarter (approximately 11% annually). The payment options for receiving distributions are:

•	100% of distribution to be invested in additional shares of Tri-Continental

•	75% of distribution to be invested in additional shares, 25% of distribution to be paid in cash

•	50% of distribution to be invested in additional shares, 50% of distribution to be paid in cash

•	100% of distribution to be paid in cash

          You can change your payment election at any time by contacting your financial advisor or Stockholder Services at 800-TRI-1092.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with distribution payments. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction. During 2007, Stockholders directly purchased 192,264 shares through the Plan.

Automatic Cash Withdrawal Plan. Stockholders who hold Common stock with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market or elsewhere to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2007, the Corporation purchased 1,893,815 shares from stockholders through the Plan.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70½ may contribute up to $4,000 per year to a Traditional IRA for 2007 ($5,000 per year in 2008). A working or nonworking spouse may also contribute up to $4,000 to a separate Traditional IRA for 2007 ($5,000 per year in 2008). Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $1,000. Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2007 is less than $51,000 ($53,000 in 2008). For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $83,000 ($85,000 in 2008). If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $156,000 ($159,000 in 2008). If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Tri-Continental Corporation

Stockholder Services (continued)

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year ($5,000 in 2008) to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 for individuals ($101,000 in 2008) or $150,000 for married couples ($159,000 in 2008) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 for individuals ($116,000 in 2008) or $160,000 for married couples ($169,000 in 2008). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditional IRA of up to $1,000. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $45,000 per participant ($46,000 in 2008). For retirement plan purposes, no more than $225,000 may be taken into account as earned income under the plan in 2007 ($230,000 in 2008). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $12,000 a year to as many individuals as desired free of federal gift tax; married couples may give up to $24,000 a year.

Tri-Continental Corporation

Stock Repurchase Program

          On March 20, 2007, Tri-Continental suspended the open-market purchases portion of its stock repurchase program pending the outcome of the vote of Stockholders of the Corporation on a proposal to implement a Distribution Policy. The Distribution Policy was approved by Stockholders on May 30, 2007, and the Board of Directors authorized the repurchase of common stock in the open market if the discount to net asset value is greater than 5%. The Board intends such repurchases to moderate the growth in the number of outstanding shares resulting from the investment by Stockholders of distributions received under the Distribution Policy. The Corporation recommenced its open market purchases in August 2007 following the first distribution paid under the Distribution Policy. During 2007, the Corporation purchased 2,351,756 shares in the open market.

          On November 15, 2007, the Board of Directors voted to renew Tri-Continental’s stock repurchase program. The program allows the Corporation to repurchase in 2008 up to 5% of its common stock directly from stockholders and in the open market, as long as its discount to net asset value exceeds 5%.

Federal Taxes

          Quarterly dividends paid on both the Preferred and Common Stocks for 2007 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 17.66% of the 2007 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

          For the year ended December 31, 2007, the Corporation designates 17.61% of its dividend distributions paid to Common and Preferred Stockholders as qualified dividend income. In order for an individual to claim dividends received as qualified dividends, individual Common Stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date, while Preferred Stockholders must have held their shares for more than 90 days during the 181-day period beginning 90 days before each ex-dividend date.

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

          Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental Common Stock purchased on December 31, 1987, was $20,625. Stockholders who received 100% of their distributions in shares would have realized an increase in the market value of these 1,000 shares of more than five times to $126,704 by year-end 2007.

*

Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

          For the 20-year period ended December 31, 2007, based on market value. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If commissions or sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

Tri-Continental Corporation

Introduce Tri-Continental to a Friend

          “Introduce Tri-Continental to a Friend” is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

          Reply cards allowing Stockholders to request a copy of “The Story of Tri-Continental” brochure and the “Introduce Tri-Continental to a Friend” investor package have been inserted in the Annual Reports since the program’s inception. A new reply card is inserted in this Annual Report. Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental’s Chairman, a copy of the most recent Stockholder Report, a Prospectus, “The Story of Tri-Continental” brochure, and a pamphlet explaining the attributes of closed-end funds.

Visit www.tricontinental.com*

          Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

          Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history. We hope you find the site a useful one that you will want to visit often.

*

The reference to Tri-Continental’s website is an inactive textual reference and information contained in or otherwise accessible through Tri-Continental’s website does not form a part of this report or Tri-Continental’s prospectus or statement of additional information.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2007 was as follows. Individual securities owned are listed on pages 17 through 23.

				Percent of Net Investment Assets

				December 31,
	Issues	Cost	Value	2007	2006

Common Stocks and Warrants:
Aerospace and Defense	3	$54,710,389	$67,160,241	2.8	3.6
Air Freight and Logistics	1	13,650,808	12,593,110	0.5	0.6
Airlines	3	39,233,861	27,906,719	1.2	—
Auto Components	1	26,316,606	25,508,058	1.1	—
Automobiles	1	11,975,122	9,204,322	0.4	—
Beverages	—	—	—	—	1.2
Biotechnology	3	53,198,495	46,235,448	1.9	2.9
Capital Markets	5	125,243,704	105,221,298	4.4	2.5
Chemicals	—	—	—	—	0.8
Commercial Banks	2	36,742,593	29,254,220	1.2	3.5
Commercial Services and Supplies	2	27,069,960	24,982,620	1.0	0.7
Communications Equipment	4	144,957,166	134,387,783	5.6	6.2
Computers and Peripherals	5	95,401,961	102,201,392	4.2	3.4
Construction and Engineering	2	30,196,837	29,769,764	1.2	—
Consumer Finance	3	38,222,006	26,754,596	1.1	2.2
Containers and Packaging	1	66,999,855	55,790,634	2.3	0.9
Diversified Financial Services	3	104,632,824	93,894,856	3.9	5.8
Diversified Telecommunication Services	3	63,322,071	59,064,413	2.4	1.6
Electric Utilities	1	17,155,892	17,038,268	0.7	—
Electrical Equipment	1	11,557,142	12,133,440	0.5	—
Energy Equipment and Services	4	66,311,404	74,430,215	3.1	1.5
Food and Staples Retailing	2	76,850,344	54,804,953	2.3	4.1
Health Care Equipment and Supplies	2	24,627,497	24,795,376	1.0	1.8
Health Care Providers and Services	3	40,235,798	40,673,840	1.7	3.6
Hotels, Restaurants and Leisure	1	30,652,358	21,595,850	0.9	—
Independent Power Producers and Energy Traders	1	13,630,160	14,322,744	0.6	0.6
Industrial Conglomerates	2	59,105,735	61,305,119	2.5	4.9
Insurance	3	58,160,281	59,080,387	2.5	2.6
Internet Software and Services	2	66,967,516	54,428,391	2.3	1.6
IT Services	—	—	—	—	1.0
Life Sciences Tools and Services	1	16,636,678	15,986,496	0.7	—
Machinery	1	19,108,725	27,354,792	1.1	0.7
Media	2	76,495,580	65,212,165	2.7	1.9
Metals and Mining	2	46,799,667	53,930,855	2.2	1.3
Multiline Retail	2	51,662,083	42,096,360	1.8	0.7
Oil, Gas and Consumable Fuels	8	186,210,996	230,660,172	9.6	7.9
Pharmaceuticals	6	135,927,619	130,443,262	5.4	3.0
Real Estate Investment Trusts	1	8,888,278	7,458,108	0.3	—
Road and Rail	—	—	—	—	0.9

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)

				Percent of Net Investment Assets

				December 31,
	Issues	Cost	Value	2007	2006

Common Stocks and Warrants: (continued)
Semiconductors and Semiconductor Equipment	4	$87,199,002	$83,829,441	3.5	0.9
Software	4	60,400,598	75,937,484	3.2	2.3
Specialty Retail	1	54,257,240	27,422,018	1.1	3.6
Textiles, Apparel and Luxury Goods	1	17,000,128	14,020,930	0.6	—
Thrifts and Mortgage Finance	1	37	9	—	1.0
Tobacco	1	52,582,187	63,372,318	2.6	3.3
Wireless Telecommunication Services	1	55,889,033	38,868,608	1.6	1.1

Total Common Stocks and Warrants	100	2,266,186,236	2,161,131,075	89.7	86.2
Options Purchased	21	50,028,947	25,373,130	1.0	3.2
Tri-Continental Financial Division	1	4,292,803	1,784,956	0.1	0.1
Equity-Linked Notes	10	187,386,000	128,044,679	5.3	3.8
Time Deposit	1	65,018,000	65,018,000	2.7	6.6
Other Assets Less Liabilities	—	29,714,079	29,714,079	1.2	0.1

Net Assets	133	$2,602,626,065	$2,411,065,919	100.0	100.0

Tri-Continental Corporation

Ten Largest Equity Holdings†
December 31, 2007

	Cost (000s)	Value (000s)

Exxon Mobil Corporation	$51,398	$74,484
Altria Group, Inc.	52,582	63,372
Comverse Technology, Inc.	67,015	57,374
Smurfit-Stone Container Company	67,000	55,791
Gemstar-TV Guide International, Inc.	63,478	53,049
JPMorgan Chase & Co.	47,740	48,321
Wyeth	48,455	44,124
ConocoPhillips	33,686	42,534
General Electric Company	39,351	39,669
NII Holdings, Inc.	55,889	38,869

	$526,594	$517,587

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation the buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes options purchased.

Largest Portfolio Changes
October 1 to December 31, 2007

Largest Purchases	Largest Sales

NII Holdings, Inc.	BEA Systems Inc.**
AT&T Inc.*	Citigroup Inc.**
Abbott Laboratories*	Urban Outfitters, Inc.**
Intel Corporation	Pharmion Corporation**
Goldman Sachs Group, Inc. (The)*	Boston Scientific Corporation**
E*TRADE Financial Corporation*	Google Inc. (Class A)**
Chevron Corporation	Alcatel-Lucent (ADR)**
Schlumberger Limited*	Network Appliance, Inc.**
International Business Machines*	Adams Respiratory Therapeutics, Inc.**
Cisco Systems, Inc.	General Electric Company

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2007

	Shares	Value

COMMON STOCKS 89.7%

AEROSPACE AND DEFENSE 2.8%
Boeing Company (The)	290,900	$25,442,114
Honeywell International Inc.	382,700	23,562,839
United Technologies Corporation	237,200	18,155,288

		67,160,241

AIR FREIGHT AND LOGISTICS 0.5%
TNT N.V. (ADR)	307,900	12,593,110

AIRLINES 1.2%
AMR Corporation	606,600	8,510,598
Delta Air Lines, Inc.*	466,329	6,943,639
Northwest Airlines Corporation	858,200	12,452,482

		27,906,719

AUTO COMPONENTS 1.1%
Goodyear Tire & Rubber Company (The)*	903,900	25,508,058

AUTOMOBILES 0.4%
General Motors Corporation	369,800	9,204,322

BIOTECHNOLOGY 1.9%
Amgen Inc.*	193,600	8,990,784
Cephalon, Inc.*	286,400	20,552,064
ImClone Systems Incorporated	388,200	16,692,600

		46,235,448

CAPITAL MARKETS 4.4%
E*TRADE Financial Corporation	3,200,600	11,362,130
Fortress Investment Group LLC (Class A)	1,603,482	24,982,249
Goldman Sachs Group, Inc. (The)	88,550	19,042,677
Lehman Brothers Holdings Inc.	308,500	20,188,240
Morgan Stanley	558,200	29,646,002

		105,221,298

COMMERCIAL BANKS 1.2%
PNC Financial Services Group, Inc. (The)	185,300	12,164,945
Wachovia Corporation	449,363	17,089,275

		29,254,220

COMMERCIAL SERVICES AND SUPPLIES 1.0%
Avery Dennison Corporation	244,500	12,992,730
Waste Management Inc.	367,000	11,989,890

		24,982,620

COMMUNICATIONS EQUIPMENT 5.6%
Cisco Systems, Inc.*	1,406,080	38,062,586
Comverse Technology, Inc.*	3,321,214	57,373,972

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2007

	Shares	Value

COMMUNICATIONS EQUIPMENT (Continued)
QUALCOMM Inc.	640,300	$25,195,805
Research in Motion Limited	121,300	13,755,420

		134,387,783

COMPUTERS AND PERIPHERALS 4.2%
Apple Inc.*	104,700	20,738,976
Dell Inc.	473,900	11,615,289
Hewlett-Packard Company	606,600	30,621,168
International Business Machines	174,800	18,895,880
Seagate Technology	797,258	20,330,079

		102,201,392

CONSTRUCTION AND ENGINEERING 1.2%
Fluor Corporation	87,500	12,750,500
Quanta Services, Inc.	648,600	17,019,264

		29,769,764

CONSUMER FINANCE 1.1%
American Express Company	158,300	8,234,766
Capital One Financial Corporation	203,068	9,596,994
Discover Financial Services	591,700	8,922,836

		26,754,596

CONTAINERS AND PACKAGING 2.3%
Smurfit-Stone Container Company*	5,283,204	55,790,634

DIVERSIFIED FINANCIAL SERVICES 3.9%
Bank of America Corporation	900,140	37,139,776
CIT Group Inc.	351,000	8,434,530
JPMorgan Chase & Co.	1,107,000	48,320,550

		93,894,856

DIVERSIFIED TELECOMMUNICATION SERVICES 2.4%
AT&T Inc.	638,900	26,552,684
Qwest Communications International Inc.*	2,283,283	16,005,814
Time Warner Telecom, Inc. (Class A)*	813,500	16,505,915

		59,064,413

ELECTRIC UTILITIES 0.7%
Exelon Corporation	208,700	17,038,268

ELECTRICAL EQUIPMENT 0.5%
ABB Ltd (ADR)	421,300	12,133,440

ENERGY EQUIPMENT AND SERVICES 3.1%
Halliburton Company	925,000	35,066,750
National Oilwell Varco, Inc.	70,600	5,186,276
Noble Corporation	251,600	14,217,916
Schlumberger Limited	202,900	19,959,273

		74,430,215

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2007

	Shares	Value

FOOD AND STAPLES RETAILING 2.3%
Rite Aid Corporation*	11,244,682	$31,372,663
Wal-Mart Stores, Inc.	493,000	23,432,290

		54,804,953

HEALTH CARE EQUIPMENT AND SUPPLIES 1.0%
C.R. Bard, Inc.	118,200	11,205,360
St. Jude Medical, Inc.	334,400	13,590,016

		24,795,376

HEALTH CARE PROVIDERS AND SERVICES 1.7%
Health Net. Inc.	152,700	7,375,410
Quest Diagnostics Inc.	338,900	17,927,810
UnitedHealth Group Incorporated	264,100	15,370,620

		40,673,840

HOTELS, RESTAURANTS AND LEISURE 0.9%
Starbucks Corporation*	1,055,000	21,595,850

INDEPENDENT POWER PRODUCERS AND
ENERGY TRADERS 0.6%
AES Corporation (The)*	669,600	14,322,744

INDUSTRIAL CONGLOMERATES 2.5%
3M Company	256,600	21,636,512
General Electric Company	1,070,100	39,668,607

		61,305,119

INSURANCE 2.5%
American International Group, Inc.	380,300	22,171,490
Hartford Financial Services Group, Inc.	283,100	24,683,489
MetLife, Inc.	198,400	12,225,408

		59,080,387

INTERNET SOFTWARE AND SERVICES 2.3%
SAVVIS, Inc.*	841,800	23,494,638
Yahoo!, Inc.*	1,329,912	30,933,753

		54,428,391

LIFE SCIENCES TOOLS AND SERVICES 0.7%
Applera Corporation	471,300	15,986,496

MACHINERY 1.1%
Joy Global Inc.	415,600	27,354,792

MEDIA 2.7%
Gemstar-TV Guide International, Inc.*	11,144,800	53,049,248
Time Warner Inc.	736,700	12,162,917

		65,212,165

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2007

	Shares	Value

METALS AND MINING 2.2%
Alcoa Inc.	529,613	$19,357,355
Freeport-McMoRan Copper & Gold, Inc. (Class B)	337,500	34,573,500

		53,930,855

MULTILINE RETAIL 1.8%
Kohl’s Corporation*	659,200	30,191,360
Target Corporation	238,100	11,905,000

		42,096,360

OIL, GAS AND CONSUMABLE FUELS 9.6%
Chevron Corporation	407,700	38,050,641
ConocoPhillips	481,700	42,534,110
El Paso Corporation	1,268,700	21,872,388
Exxon Mobil Corporation	795,000	74,483,550
Sunoco, Inc.	185,500	13,437,620
Tesoro Corporation	223,200	10,646,640
Valero Energy Corporation	196,100	13,732,883
XTO Energy Inc.	309,625	15,902,340

		230,660,172

PHARMACEUTICALS 5.4%
Abbott Laboratories	402,500	22,600,375
Bristol-Myers Squibb Company	907,800	24,074,856
Johnson & Johnson	215,400	14,367,180
Mylan, Inc.	892,100	12,542,926
Pfizer Inc.	560,238	12,734,210
Wyeth	998,500	44,123,715

		130,443,262

REAL ESTATE INVESTMENT TRUSTS 0.3%
SL Green Realty Corp.	79,800	7,458,108

SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT 3.5%
Intel Corporation	1,263,300	33,679,578
Marvell Technology Group Ltd.*	1,210,066	16,916,723
Maxim Integrated Products, Inc.	820,500	21,726,840
Texas Instruments Incorporated	344,500	11,506,300

		83,829,441

SOFTWARE 3.2%
Activision, Inc.	636,000	18,889,200
Adobe Systems Incorporated*	150,600	6,435,138
Microsoft Corp.	941,956	33,533,634
Oracle Corporation	756,400	17,079,512

		75,937,484

SPECIALTY RETAIL 1.1%
OfficeMax Incorporated	1,327,300	27,422,018

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2007

	Shares or Shares Subject to Call	Value

TEXTILES, APPAREL AND LUXURY GOODS 0.6%
Coach, Inc.	458,500	$14,020,930

THRIFTS AND MORTGAGE FINANCE 0.0%
Countrywide Financial Corporation	1	9

TOBACCO 2.6%
Altria Group, Inc.	838,480	63,372,318

WIRELESS TELECOMMUNICATION SERVICES 1.6%
NII Holdings, Inc.	804,400	38,868,608

TOTAL COMMON STOCKS (Cost $2,266,186,236)		2,161,131,075

OPTIONS PURCHASED* 1.0%

BIOTECHNOLOGY 0.0%
Amgen Inc., Call expiring January 2009 at $60	394,300	906,890

CAPITAL MARKETS 0.1%
Lehman Brothers Holdings Inc., Call expiring January 2009 at $80	387,300	2,246,340

COMMUNICATIONS EQUIPMENT 0.2%
Comverse Technology Inc., Call expiring January 2008 at $20	2,008,300	251,037
JDS Uniphaase Corp., Call expiring January 2009 at $15	994,900	1,542,095
Motorola, Inc., Call expiring January 2009 at $20	1,096,200	778,302
QUALCOMM Inc., Call expiring January 2009 at $40	313,200	1,832,220

		4,403,654

CONTAINERS AND PACKAGING 0.0%
Smurfit-Stone Container Company, Call expiring January 2008 at $10	1,035,000	879,750

DIVERSIFIED FINANCIAL SERVICES 0.0%
CIT Group Inc., Call expiring January 2009 at $35	303,600	622,380

FOOD AND STAPLES RETAILING 0.1%
Rite Aid Corporation, Call expiring January 2009 at $5	3,495,200	1,223,320

HOTELS, RESTAURANTS AND LEISURE 0.0%
Starbucks Corporation, Call expiring January 2009 at $30	583,400	350,040

INSURANCE 0.0%
American International Group, Inc., Call expiring January 2008 at $60	460,100	469,302

INTERNET SOFTWARE AND SERVICES 0.1%
Yahoo!, Inc., Call expiring January 2009 at $25	360,000	1,270,800
Yahoo!, Inc., Call expiring January 2009 at $30	556,300	1,073,659

		2,344,459

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)		December 31, 2007

	Shares Subject to Call, Partnership Interest or Principal Amount		Value

METALS AND MINING 0.0%
Alcoa Inc., Call expiring January 2008 at $35	304,600	shs.	$731,040

SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT 0.0%
Marvell Technology Group, Ltd., Call expiring January 2009 at $20	908,200		817,380
Micron Technology Inc., Call January 2009 at $15	2,142,400		214,240

			1,031,620

SOFTWARE 0.1%
BEA Systems Inc., Call expiring January 2008 at $10	229,300		1,329,940

SPECIALTY RETAIL 0.0%
OfficeMax Incorporated, Call expiring February 2008 at $32.5	242,400		84,840

THRIFTS AND MORTGAGE FINANCE 0.2%
Federal National Mortgage Association, Call expiring January 2008 at $30	479,300		4,984,720

TOBACCO 0.2%
Altria Group Inc., Call expiring January 2008 at $85	251,600		3,396,600

WIRELESS TELECOMMUNICATION SERVICES 0.0%
NII Holdings, Inc., Call expiring March 2008 at $60	233,800		368,235

TOTAL OPTIONS PURCHASED (Cost $50,028,947)			25,373,130

TRI-CONTINENTAL FINANCIAL DIVISION 0.1%
WCAS Capital Partners II, L.P.†	$4,292,803		1,784,956

TOTAL TRI-CONTINENTAL FINANCIAL DIVISION (Cost $4,292,803)

SHORT-TERM HOLDINGS 8.0%
EQUITY-LINKED NOTES†† 5.3%
Deutsche Bank:
33.25%, 2/1/08 (a)	18,800,000		11,018,304
Goldman Sachs Group:
40%, 2/19/08 (b)	18,650,000		12,527,391
40%, 3/19/08 (c)	18,412,000		14,430,405
35.5%, 4/21/08 (d)	19,446,000		13,724,209
Lehman Brothers:
41.66%, 2/9/08 (e)	18,800,000		10,471,262
39.35%, 3/5/08 (f)	18,632,000		16,513,169
37.51%, 3/19/08 (g)	18,412,000		15,316,022
Morgan Stanley:
44.61%, 2/15/08 (h)	18,600,000		6,976,042
44%, 3/20/08 (i)	19,070,000		11,628,085
43.3%, 5/15/08 (j)	18,564,000		15,439,790

TOTAL EQUITY-LINKED NOTES (Cost $187,386,000)			128,044,679

See footnotes on page 23.

Tri-Continental Corporation

Portfolio of Investments (continued)	December 31, 2007

	Principal Amount	Value

TIME DEPOSIT 2.7%
BNP Paribas, Grand Cayman, 3%, 1/2/2008 (cost $65,018,000)	$65,018,000	$65,018,000

TOTAL SHORT-TERM HOLDINGS (Cost $252,404,000)		193,062,679

TOTAL INVESTMENTS (Cost $2,572,911,986) 98.8%		2,381,351,840
OTHER ASSETS LESS LIABILITIES 1.2%		29,714,079

NET INVESTMENT ASSETS 100.0%		$2,411,065,919

*	Non-income producing security.

†	Restricted security.

††

The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

The principal amount of the notes plus or minus the lesser of A) the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes, or B) the percent limit indicated below in parentheses:

	(a)	Gemstar-TV Guide International, Inc., OfficeMax, Inc. and Qwest Communications International Inc. (+20%)

	(b)	Delta Air Lines, Inc., Discover Financial Services and SAVVIS, Inc. (no limit)

	(c)	Gemstar-TV Guide International, Inc., UTI Worldwide Inc. and Yahoo! Inc. (no limit)

	(d)	Comverse Technology, Inc., Northwest Airlines Corporation and Qwest Communications International Inc. (no limit)

	(e)	Network Appliance, Inc., Rite Aid Corporation and Yahoo! Inc. (+20%)

	(f)	Boston Scientific Corporation, Comverse Technology, Inc. and Marvell Technology Group Ltd. (no limit)

	(g)	Comverse Technology, Inc., Kohl’s Corporation and Marvell Technology Group Ltd. (no limit)

	(h)	QIMONDA AG ADR, Rite Aid Corporation and Washington Mutual, Inc. (+20%)

	(i)	Boston Scientific Corporation, Fortress Investment Group LLC and Rite Aid Corporation (no limit)

	(j)	NII Holdings, Inc., Office Depot, Inc. and Qwest Communications International Inc. (no limit)

ADR — American Depositary Receipts.
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities	December 31, 2007

Assets:
Investments, at value
Common stocks (cost $2,266,186,236)	$2,161,131,075
Options purchased (cost $50,028,947)	25,373,130
Tri-Continental Financial Division (cost $4,292,803)	1,784,956
Equity-linked notes (cost $187,386,000)	128,044,679
Time deposit (cost $65,018,000)	65,018,000

Total investments (cost $2,572,911,986)	2,381,351,840
Cash	435
Restricted cash	206,670
Receivable for securities sold	81,074,801
Dividends and interest receivable	9,046,218
Investment in, and expenses prepaid to, stockholder service agent	152,702
Other	147,715

Total Assets	2,471,980,381

Liabilities:
Payable for securities purchased	57,526,323
Payable for Common Stock repurchased	1,498,128
Management fee payable	864,768
Preferred dividends payable	470,463
Accrued expenses and other	554,780

Total Liabilities	60,914,462

Net Investment Assets	2,411,065,919
Preferred Stock	37,637,000

Net Assets for Common Stock	$2,373,428,919

Net Assets per share of Common Stock (Market value—$20.90)	$23.03

Statement of Capital Stock and Surplus	December 31, 2007

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $3,787 Shares authorized—1,000,000; issued and outstanding—752,740	$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and outstanding—103,037,616	51,518,808

Surplus:
Capital surplus	2,481,140,607
Dividends in excess of net investment income (Note 6)	(39,691)
Undistributed net realized gain (Note 6)	32,369,341
Net unrealized depreciation of investments	(191,560,146)

Net Investment Assets	$2,411,065,919

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations For the Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $53,677)	$36,086,470
Interest	66,978,219
Other Income	859,600

Total Investment income	103,924,289

Expenses:
Management fee	11,197,584
Stockholder account and registrar services	3,595,430
Custody and related services	525,006
Stockholders’ meeting	523,413
Audit and legal fees	440,049
Directors’ fees and expenses	349,177
Stockholder reports and communications	325,621
Registration	101,846
Miscellaneous	646,237

Total Expenses	17,704,363

Net Investment Income*	86,219,926

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	172,825,141
Net realized gain on options written	8,407,353
Net change in unrealized appreciation of investments and options written	(286,497,113)

Net Loss on Investments	(105,264,619)

Decrease in Net Assets from Operations	$(19,044,693)

*	Net investment income for Common Stock is $84,338,076, which is net of Preferred Stock dividends of $1,881,850.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2007	2006*

Operations:
Net investment income	$86,219,926	$34,495,799
Net realized gain on investments	172,825,141	289,119,992
Net realized gain on options written	8,407,353	5,823,683
Net change in unrealized appreciation of investments and options written	(286,497,113)	57,279,087

Increase (Decrease) in Net Investment Assets from Operations	(19,044,693)	386,718,561

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50)	(1,881,850)	(1,881,850)
Common Stock (per share: $0.87 and $0.28)	(88,809,314)	(29,500,440)

	(90,691,164)	(31,382,290)
Net realized gain:
Common Stock (per share: $1.57 and $0)	(161,625,776)	—

Decrease in Net Investment Assets from Distributions	(252,316,940)	(31,382,290)

Capital Share Transactions:
Value of shares of Common Stock issued at market price in distributions (3,531,763 and 365,837 shares)	82,722,788	7,500,461
Value of shares of Common Stock issued for investment plans purchases (192,264 and 180,945 shares)	4,512,976	3,680,127
Cost of shares of Common Stock purchased from investment plan participants (1,893,815 and 3,346,991 shares)	(45,006,184)	(68,106,687)
Cost of shares of Common Stock purchased in the open market (2,351,756 and 1,637,882 shares)	(54,673,126)	(33,511,805)
Net proceeds from issuance of shares of Common Stock upon exercise of warrants (24,730 and 7,402 shares)	24,730	7,402

Decrease in Net Investment Assets from Capital Share Transactions	(12,418,816)	(90,430,502)

Increase (Decrease) in Net Investment Assets	(283,780,449)	264,905,769

Net Investment Assets:
Beginning of year	2,694,846,368	2,429,940,599

End of Year (including undistributed (dividends in excess of) net investment income of $(39,691) and $4,373,364 respectively)	$2,411,065,919	$2,694,846,368

* Reclassified to conform to current year’s presentation.
See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Organization — Tri-Continental Corporation (the “Corporation”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified management investment company.

2. Significant Accounting Policies — The financial statements of Tri-Continental Corporation (the “Corporation”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Corporation:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

To the extent that the Corporation invests a substantial percentage of its assets in an industry, the Corporation’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Corporation’s performance may be negatively affected.

b.

Equity-Linked Notes — The Corporation may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

c.

Options — The Corporation is authorized to write and purchase put and call options. When the Corporation writes an option, an amount equal to the premium received by the Corporation is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Corporation enters into a closing transaction), the Corporation realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

d.	Repurchase Agreements — The Corporation may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the

Tri-Continental Corporation

Notes to Financial Statements

Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of repurchase agreements’ underlying securities are monitored to ensure the existence of the proper level of collateral.

e.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Corporation’s insurance policies.

f.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on an accrual basis.

g.

Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend date. Effective May 30, 2007, the Corporation has a distribution policy providing that the Corporation will distribute quarterly to holders of Common Stock a minimum amount per share equal to 2.75% of the net asset value attributable to a share of the Common Stock on the last business day of the preceding calendar quarter (or approximately 11% annually).

h.

Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

On January 1, 2007, the Corporation adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Corporation to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Corporation files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Corporation’s open tax years of 2004-2007 in these jurisdictions, the Corporation has determined that FIN 48 did not have a material impact on the Corporation’s financial statements for the year ended December 31, 2007.

3. Capital Stock Transactions — Under the Corporation’s Charter, dividends on Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

          The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2007, the Corporation purchased 1,893,815 shares of Common Stock from Plan participants at a cost of $45,006,184 which represented a weighted average discount of 9.0% from the net asset value of those acquired shares. A total of 192,264 shares were issued to Plan participants during the year for proceeds of $4,512,976, an average discount of 8.7% from the net asset value of those shares. In addition, a total of 3,531,763 shares were issued at market price in distributions during the year for proceeds of $82,722,788, an average discount of 8.4% from the net asset value of those shares.

          For the year ended December 31, 2007, the Corporation purchased 2,351,756 shares of its Common Stock in the open market at an aggregate cost of $54,673,126, which represented a weighted average discount of 8.7% from the net asset value of those acquired shares. Shares of Common Stock repurchased

Tri-Continental Corporation

Notes to Financial Statements

to satisfy Plan requirements or in the open market are retired and no longer outstanding.

          At December 31, 2007, the Corporation reserved 254,852 shares of Common Stock for issuance upon exercise of 10,985 Warrants, each of which entitled the holder to purchase 23.20 shares of Common Stock at $0.97 per share.

          Assuming the exercise of all Warrants outstanding at December 31, 2007, net investment assets would have increased by $247,206 and the net asset value of the Common Stock would have been $22.98 per share. The number of Warrants exercised during the year ended December 31, 2007 and 2006 was 1,068 and 329, respectively.

4. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2007 was equivalent to an average annual rate of 0.41% of the average daily net assets of the Corporation.

          For the year ended December 31, 2007, Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,595,430 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

          The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Corporation to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At December 31, 2007, the Corporation’s potential obligation under the Guaranties is $1,708,000. As of December 31, 2007, no event has occurred which would result in the Corporation becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s stockholder account services cost.

          Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

          The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and and expenses and the accumulated balance thereof at December 31, 2007, of $39,691 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Corporation for federal income tax purposes until such amounts are paid.

Tri-Continental Corporation

Notes to Financial Statements

5. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2007, amounted to $2,928,949,504 and $3,210,096,356, respectively.

6. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

          At December 31, 2007, the cost of investments for federal income tax purposes was $2,580,585,025. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and certain option transactions in the amount of $10,406,230, offset in part by the tax losses passed through to the Corporation from its limited partnership investment of $2,733,191.

          The tax basis components of accumulated earnings at December 31, 2007 are presented below. Undistributed ordinary income primarily consists of net investment income and net short-term capital gains.

Gross unrealized appreciation of portfolio securities	$142,335,578
Gross unrealized depreciation of portfolio securities	(341,568,763)

Net unrealized depreciation of portfolio securities	(199,233,185)
Undistributed ordinary income	19,818,108
Undistributed net realized gain	20,224,273

Total accumulated losses	$(159,190,804)

          For the year ended December 31, 2007, the tax characterization of distributions to stockholders was $207,070,515 for Ordinary Income and $45,246,425 for Long-Term Capital Gain.

7. Restricted Securities — At December 31, 2007, the Corporation owned one investment that was purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation.

Investment	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,292,803	$1,784,956

8. Options Written — Transactions in options written during the year ended December 31, 2007 were as follows:

	Shares Subject to Call/Put	Premium

Options outstanding at December 31, 2006	132,600	$1,177,452
Options written	5,181,300	9,334,710
Options expired	(1,716,300)	(2,930,031)
Options exercised	(3,575,400)	(7,529,297)
Options terminated in closing purchase transactions	(22,200)	(52,834)

Options outstanding at December 31, 2007	0	$0

Tri-Continental Corporation

Notes to Financial Statements

9. Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

          In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc., the distributor of the Seligman Funds, relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

          In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

          Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

          The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10. Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Corporation is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Corporation’s financial statements.

Tri-Continental Corporation

Financial Highlights

          The Corporation’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

          Total investment return measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the year, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the year. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation, and taxes investors may incur on distributions or on the sale of shares of the Corporation.

          The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value, Beginning of Year	$25.66	$22.16	$21.87	$19.55	$15.72

Net investment income	0.84	0.33	0.26	0.26	0.18
Net realized and unrealized investment gain (loss)	(1.01)	3.47	0.29	2.31	3.84

Increase (Decrease) from Investment Operations	(0.17)	3.80	0.55	2.57	4.02
Dividends paid on Preferred Stock	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.87)	(0.28)	(0.24)	(0.23)	(0.17)
Distributions from net realized gain	(1.57)	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(2.63)	3.50	0.29	2.32	3.83

Net Asset Value, End of Year	$23.03	$25.66	$22.16	$21.87	$19.55

Adjusted Net Asset Value, End of Year*	$22.98	$25.60	$22.10	$21.82	$19.51
Market Value, End of Year	$20.90	$22.38	$18.58	$18.28	$16.40

See footnotes on page 33.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,

	2007	2006	2005	2004	2003

Total Investment Return:
Based upon market value	3.51%	22.10%	2.98%	12.95%	25.24%
Based upon net asset value	(0.52)%	17.38%	2.66%	13.36%#	25.84%

Ratios/Supplemental Data:
Expenses to average net investment assets	0.65%	0.79%	0.64%	0.65%	0.68%
Expenses to average net assets for Common Stock	0.66%	0.80%	0.65%	0.66%	0.70%
Net investment income to average net investment assets	3.17%	1.37%	1.18%	1.26%	1.03%
Net investment income to average net assets for Common Stock	3.22%	1.40%	1.20%	1.28%	1.05%
Portfolio turnover rate	123.02%	121.81%	70.77%	47.36%	138.65%
Net Investment Assets, End of Year (000s omitted):
For Common Stock	$2,373,429	$2,657,209	$2,392,304	$2,470,781	$2,310,999
For Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets	$2,411,066	$2,694,846	$2,429,941	$2,508,418	$2,348,636

*	Assumes the exercise of outstanding warrants.
#	Excluding the effect of the payments received from the Manager in 2004, the total investment return would have been 13.33%.
See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation (the “Corporation”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Corporation’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2007, the results of its operations for the year then ended, the changes in its net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2008

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement

          The directors of Tri-Continental Corporation unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

          Prior to their approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

          The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Corporation gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Corporation and the trading price of its common stock compared to net asset value and review extensive materials and information presented by the Manager.

          The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Corporation, and the overall arrangements between the Corporation and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

          The directors considered the scope and quality of services provided by the Manager. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Corporation. They also noted the professional experience and qualifications of the Corporation’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Corporation’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Corporation under the Management Agreement.

          On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Corporation’s prospectus relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement

directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Corporation.

Costs of Services Provided and Profitability to the Manager

          The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Corporation. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses. The directors focused on profitability of the Manager’s relationships with the Corporation before taxes. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Corporation was not excessive.

Fall-Out Benefits

          The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed extensive information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors recognized that the Manager’s profitability would be somewhat lower without this benefit. The directors noted that the Manager may derive reputational and other benefits from its association with the Corporation.

Investment Results

          The directors receive and review detailed performance information on the Corporation and the trading price of its common stock compared to net asset value at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. At the meeting, the directors reviewed performance information based on net asset value covering the first nine months of 2007, the preceding seven calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2007. For each of these periods the directors reviewed information comparing the Corporation to the Lipper Large-Cap Core Funds Average, the Lipper Closed-End Core Funds Average and the Standard & Poor’s 500 Composite Stock Price Index, as well as performance relative to the other funds in the Lipper Closed-End Core Funds Average and a group of competitor funds selected by the Manager. The directors also reviewed information about portfolio turnover rates of the Corporation compared to other investment companies with similar investment objectives. The directors noted that the Corporation’s performance had shown improvement in the recent periods and that the Corporation’s results were above each of its benchmarks, other than the competitor average benchmark, for the first nine months of 2007, and were above each of its benchmarks in 2006. The directors also noted that for the three- and five-year periods, the Corporation’s results were above the two Lipper benchmarks, although below the S&P 500 and competitor average benchmarks and that the results were varyingly above or below its benchmarks in the other periods shown. The directors also noted that the Corporation’s return based on market prices had been favorably impacted by the implementation earlier in the year of the distribution policy approved by stockholders on May 30, 2007. Taking into

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement

account these comparisons and the other factors considered, the directors concluded that the Corporation’s investment results were satisfactory.

Management Fees and Other Expenses

          The directors considered the management fee rate paid by the Corporation to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Corporation’s management fee rate to a subset of funds in the Lipper Closed-End Core Funds category and the Lipper Large-Cap Core Funds category (the “Lipper peer groups”). The information showed that the Corporation’s current effective management fee rate was among the lowest in each Lipper peer group. The directors noted that the Corporation’s fee schedule includes breakpoints.

          The directors also considered the total expense ratio of the Corporation in comparison to the fees and expenses of funds within its Lipper peer groups. The directors noted that the Corporation’s expense ratio was significantly lower than the median and the average for each Lipper peer group, which the Manager attributed principally to the Corporation’s low management fee and its relatively large asset base. The directors noted that in recent years the Corporation’s expense ratio has been adversely affected by costs relating to two proxy contests in 2006, a potential proxy contest in 2007, and expenses associated with the recent implementation of the Corporation’s distribution plan. The directors concluded that the Corporation’s expense ratio was satisfactory.

          In considering the expenses of the Corporation, the directors noted that the Corporation has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by the Corporation and certain of the other investment companies in the Seligman Group of Funds that provides shareholder services to the Corporation and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds. The directors believe that the arrangement with SDC has provided the Corporation and its shareholders with a consistently high level of service.

Economies of Scale

          The directors noted that the management fee schedule for the Corporation contains breakpoints that take into account the net assets of all funds in the Seligman Group of Funds, including the Corporation, and that the current effective management fee rate reflects a reduction due to the effect of those breakpoints. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that gives effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Corporation, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account the directors concluded that the Corporation’s breakpoint arrangements were acceptable under the Corporation’s circumstances.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS

Name, (Age), Position(s) held with Corporationø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex

Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 41.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS (continued)

Name, (Age), Position(s) held with Corporationø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (65)[2,3] • Director: 1985 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex

Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997,Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 41.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Name, (Age), Position(s) held with Corporationø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (69)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

John B. Cunningham (43) • Vice President and Portfolio Manager: 2004 to Date

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Seligman Common Stock Fund and Seligman Income and Growth Fund; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio; and Vice President and Co-Portfolio Manager of Seligman Target Horizon ETF Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Charles W. Kadlec (61) • Vice President: 1996 to Date

Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director and President, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President and Portfolio Manager of Seligman Asset Allocation Series, Inc. and Vice President and Co-Portfolio Manager of Seligman Target Horizon ETF Portfolios, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix® and Seligman Harvester.

Thomas G. Rose (50) • Vice President: 2000 to Date

Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

See footnotes on page 41.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Name, (Age), Position(s) held with Corporationø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (51) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 1994 to Date

Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*

Messrs. Morris and Zino are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Tri-Continental Corporation

Additional Information

Manager

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

Stockholder Service Agent

Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Important Telephone Numbers

(800) TRI-1092 Stockholder Services

(800) 445-1777 Retirement Plan Services

(212) 682-7600 Outside the United States

(800) 622-4597 24-Hour Automated
Telephone Access Service

Quarterly Schedule of Investments

          A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

          A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

          As required, the Corporation has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Corporation’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Corporation includes the certifications of the Corporation’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Corporation’s Forms N-CSR and N-Q filed with the SEC.

          This report is intended for the information of Stockholders who have received the current prospectus covering shares of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services as 800-TRI-1092.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Corporation’s prospectus or statement of additional information.

END OF ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.
	As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
	The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2007	2006
	Audit Fees	$78,731	$65,080
	Audit-Related Fees	–	–
	Tax Fees	2,650	2,500
	All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2007	2006
	Audit-Related Fees	$92,940	$95,510
	Tax Fees	9,000	11,955
	All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee’s Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $104,590 and $109,965, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
	James N. Whitson, Chairman	John F. Maher
	John R. Galvin	Leroy C. Richie

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5. Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8. Seligman will vote for proposals to effect stock splits.

9. Seligman will vote for proposals authorizing stock repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov http://www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Information pertaining to the portfolio managers of the registrant, as of March 3, 2008, is set forth below.

John B.
Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated (“Seligman”). In addition to his responsibilities in respect of the registrant, Mr. Cunningham is co-head of Seligman’s Core/Growth Investment Team; Vice President and Portfolio Manager of Seligman Common Stock Fund and Seligman Income and Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc. (“SPI”) and Portfolio Manager of its Seligman Common Stock Portfolio; and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.
Cunningham (42)
•	Vice President:
September 2004
to Date

•	Portfolio
Manager: 2005
to Date

Erik J. Voss (40)		Managing Director and co-head of Seligman’s Core/Growth Team. In addition to his responsibilities in respect of the registrant, Mr. Voss is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc., Vice President of SPI and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of Seligman Common Stock Portfolio, Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income and Growth Fund, Inc., and portfolio manager of one other registered investment company. Prior to joining the Manager in 2006, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.
•	Co-Portfolio
Manager: March
2008 to Date

For the purposes of this discussion, each member of the portfolio team is referred to as a “Portfolio Manager.” The following table sets forth certain additional information with respect to each of the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

	Other Registered	Other Pooled Investment
Portfolio Manager	Investment Companies	Vehicles	Other Accounts
John B. Cunningham	8 Registered Investment	0 Pooled Investment	11 Other Accounts with $1.04
	Companies with	Vehicles.	million in total assets under
	approximately $487.2		management.
million in total assets
under management.

Erik J. Voss	7 Registered Investment	0 Other Pooled Investment	20 Other Accounts with
	Companies with approximately	Vehicles.	approximately $245.8 million in
	$1.3 billion in net assets under		total assets under management.
management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Managers’ compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

For the year ended December 31, 2007, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of Seligman, Mr. Cunningham received a fixed base salary and a bonus. The amount of Mr. Cunningham’s bonus was based on (i) a guaranteed minimum amount and (ii) a performance component based on the weighted average pre-tax investment performance of three investment companies (including the registrant) for which Mr. Cunningham serves as portfolio manager as compared with the funds constituting the Lipper Large-Cap Core Funds Average for the three-year period ending December 31, 2007.

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two other Seligman investment companies for which Mr. Voss serves as Portfolio Manager (the “Voss Funds”) as compared to the funds constituting the Lipper averages that include the Voss Funds.

To reduce the amount of time the Portfolio Managers dedicate to marketing efforts and client services, the investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors, Inc.’s (the distributor of the Seligman mutual funds) marketing department and the investment team.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2007 Mr. Cunningham owned between $50,001 and $100,000 of the registrant’s securities. As of the same date, Mr. Voss did not own shares of the registrant’s securities.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
	INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		Total		Total Number of Shares	Maximum Number (or
		Number of	Average	(or Units) Purchased as	Approximate Dollar Value) of
		Shares (or	Price Paid	Part of Publicly	Shares (or Units) that May Yet
		Units)	per Share	Announced Plans or	Be Purchased Under the Plans
	Period	Purchased	(or Unit)	Programs (1)	or Programs (1) Shares
	7-01-07 to 7-31-07
		130,995	$26.00	130,995	3,494,332
	8-01-07 to 8-31-07
		551,052	23.48	551,052	2,943,280
	9-01-07 to 9-30-07
		635,449	23.72	635,449	2,307,831
	10-01-07 to 10-31-07
		562,365	24.50	562,365	1,745,466
	11-01-07 to 11-30-07
		386,223	22.87	386,223	1,359,243
	12-01-07 to 12-31-07
		428,092	21.36	428,092	931,151

(1)	The stock repurchase program, renewed on November 16, 2006, authorizes the Registrant to repurchase up to 5.0% of its common stock in the open market or elsewhere from January 1, 2007 through December 31, 2007 as long as the discount of the net asset value of the common stock to its market price exceeds 10%. On April 6, 2007, the open market portion of the stock repurchase program was suspended pending the outcome of the vote of Stockholders of the Registrant on a proposal to implement a Distribution Policy. The Distribution Policy was approved by Stockholders on May 30, 2007, and the Registrant’s Board of Directors authorized repurchase of common stock in the open market if the discount to net asset value is greater than 5%. The Board intends such repurchases to moderate the growth in the number of outstanding shares resulting from the investment by Stockholders of distributions received under the Distribution Policy. In August 2007 following the first distribution paid under the Distribution Policy, the open market portion of the stock repurchase program was recommenced

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ BRIAN T. ZINO_____________
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO_____________
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:	/S/ LAWRENCE P. VOGEL_______
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.